UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2020

Kensington Capital Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39345	85-0796578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	KCAC.U	The New York Stock Exchange
Class A common stock included as part of the units	KCAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	KCAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Final Exchange Ratio

On November 18, 2020, Kensington Capital Acquisition Corp., a Delaware corporation (“Kensington”), and QuantumScape Corporation, a Delaware corporation (the “Company”), issued a joint press release announcing that they have determined the exchange ratio to be 4.02175014920 as of the anticipated date for Closing in accordance with the terms of the Business Combination Agreement, dated as of September 2, 2020, as amended by Amendment No. 1 to Business Combination Agreement, dated as of September 21, 2020 (as so amended, the “Business Combination Agreement”), among Kensington, Kensington Merger Sub Corp., a Delaware corporation and a wholly-owned direct subsidiary of Kensington (“Merger Sub”), and the Company, pursuant to which, among other things, Kensington and the Company will enter into a business combination. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, at the closing of the business combination (the “Closing”), each outstanding share of the Company’s Class A common stock, together with each share of the Company’s preferred stock that is outstanding immediately prior to the Closing and convertible into a share of the Company’s Class A common stock pursuant to the provisions of the Company’s certificate of incorporation, and each outstanding share of the Company’s Class B common stock, together with each share of the Company’s preferred stock that is outstanding immediately prior to the Closing and convertible into a share of the Company’s Class B common stock pursuant to the provisions of the Company’s certificate of incorporation, will be cancelled and automatically converted into the right to receive shares of Kensington Class A common stock, par value $0.0001 per share, or shares of Kensington Class B common stock, par value $0.0001 per share, as applicable, with each holder’s shares rounded down to the nearest whole number.

The exchange ratio as of the anticipated date for Closing is higher than the exchange ratio calculated in accordance with the Business Combination Agreement as of the date of the initial signing of the Business Combination Agreement that was set out in the proxy statement/prospectus/information statement, dated November 12, 2020, that was filed by Kensington with the Securities and Exchange Commission (the “SEC”) and distributed to its stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Litigation Disclosure

On September 21, 2020, Kensington filed a registration statement on Form S-4 (File No. 333-248930) (as amended, the “Form S-4”) with the SEC in connection with the proposed business combination of the Company and Kensington pursuant to the Business Combination Agreement. On November 12, 2020, Kensington filed with the SEC its proxy statement/prospectus/information statement pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, relating to the special meeting of stockholders of Kensington scheduled to be held on November 25, 2020 (the “Proxy Statement”) to, among other things, vote on a proposal to approve and adopt the Business Combination Agreement.

After the initial filing of the Form S-4, a putative class action lawsuit (the “Stockholder Action”) was filed in the Supreme Court of the State of New York by a purported Kensington stockholder in connection with the transactions contemplated by the Business Combination Agreement: Sanchez v. Kensington Capital Acquisition Corp., et al., Index No. 654941/2020 (Sup. Ct. N.Y. Cnty.). The complaint named Kensington and the members of the Board of Directors of Kensington (the “Board of Directors”) as defendants. The complaint alleged, among other things, breach of fiduciary duty claims against the Board of Directors in connection with the business combination. The complaint also alleged that the Proxy Statement was misleading and/or omitted material information concerning the business combination. The complaint generally seeks, among other things, injunctive relief and an award of attorneys’ fees. On October 12, 2020, Kensington received a letter from attorneys representing a different purported Kensington stockholder (the “Demand Letter”) demanding certain “corrective disclosures” be made in the Proxy Statement.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. Kensington denies the allegations in the complaint related to the Stockholder Action and the Demand Letter and denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, Kensington makes the following amended and supplemental disclosures solely for the purpose of mooting the allegations in the complaint related to the Stockholder Action and the Demand Letter.

The section of the Proxy Statement entitled “THE BUSINESS COMBINATION—The Background of the Business Combination” is amended and supplemented as follows:

The disclosure in the second full paragraph on page 96 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

“On August 7, 2020, the QuantumScape Board met via teleconference, with all members present to review with its management the status of the contemplated business combination transaction with Kensington. As part of this meeting, management updated the QuantumScape Board on the recent execution of an engagement letter with Goldman Sachs to act as an advisor to QuantumScape in connection with the proposed business combination transaction, as well as Goldman Sachs’ role as a placement agent to Kensington in connection with the PIPE. It was also noted that Goldman Sachs had also acted as placement agent to QuantumScape in connection with QuantumScape’s Series F Preferred Stock financing. During the past two years, QuantumScape did not engage UBS to provide any services.”

The section of the Proxy Statement entitled “THE BUSINESS COMBINATION—Certain QuantumScape Projected Financial Information” is amended and supplemented as follows:

Each of footnotes (2) and (4) to the first table on page 101 of the Proxy Statement is amended and supplemented to read in its entirety as follows:

“(2)

QuantumScape defines EBITDA as net income (loss), before interest expense, income tax provision (benefits), depreciation and amortization expense. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the net income (loss) prepared in accordance with GAAP. EBITDA projections are based upon forecast revenue by facility (e.g. QS-1, QS-2), less cost of goods sold and operating expenses.”

“(4)

QuantumScape defines free cash flow as cash provided by operating activities less payments for capital expenditures net of asset financing. Free cash flow is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for cash flow from operations prepared in accordance with GAAP. Free cash flow projections are based upon forecast EBIT to which depreciation and net borrowing are added and taxes, net working capital investment and capital expenditures are subtracted.”

Important Information and Where to Find It

In connection with the merger of Merger Sub with and into the Company (together with the other transactions related thereto, the “Proposed Transactions”), Kensington has filed the Form S-4, including a proxy statement/prospectus/information statement, with the SEC, which includes a proxy statement distributed to holders of Kensington’s common stock in connection with Kensington’s solicitation of proxies for the vote by Kensington’s stockholders with respect to the Proposed Transactions and other matters as described in the Form S-4, a prospectus relating to the offer of the securities to be issued to the Company’s stockholders in connection with the Proposed Transactions, and an information statement to the Company’s stockholders regarding the Proposed Transactions. The Form S-4 was declared effective by the SEC, and Kensington commenced mailing the proxy statement/prospectus/information statement to its stockholders, on November 12, 2020. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus/information statement, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Kensington, the Company and the Proposed Transactions. Investors and security holders may obtain free copies of the proxy statement/prospectus/information statement and other documents filed with the SEC by Kensington through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Kensington Capital Acquisition Corp., 1400 Old Country Road, Suite 301, Westbury, NY 11590.

Participants in the Solicitation

Kensington and the Company and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Kensington and the Company is set forth in the Form S-4. Stockholders, potential investors and other interested persons should read the Form S-4 carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K includes, or incorporates by reference, certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity, expectations and timing related to product development, potential benefits of the Proposed Transactions, and expectations related to the terms and timing of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Kensington’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kensington and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the outcome of judicial proceedings to which Kensington or the Company may become a party (including any legal proceedings that may be instituted against Kensington or the Company regarding the Proposed Transactions); the inability of the parties to successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of Kensington for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of Kensington and the Company; the amount of redemption requests made by Kensington’s stockholders; the occurrence of events that may give rise to a right of one or both of Kensington and the Company to terminate the Business Combination Agreement; risks related to the rollout of the Company’s business, the development and performance of the Company’s products, and the timing of expected business milestones; the risk that the Proposed Transactions disrupt Kensington’s or the Company’s current plans and operations; the ability to grow and manage growth following the Proposed Transactions; the effects of competition on the Company’s future business; and those factors discussed in the Form S-4, as amended, under the heading “Risk Factors,” and other documents of Kensington filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kensington nor the Company presently do not know or that Kensington and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Kensington’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Kensington and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Kensington and the Company may elect to update these forward-looking statements at some point in the future, Kensington and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Kensington’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated November 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 19, 2020

KENSINGTON CAPITAL ACQUISITION CORP.

By:	/s/ Daniel Huber
Name: Daniel Huber
Title: Chief Financial Officer